EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Class A common stock of Rubrik, Inc. on behalf of each of us.

Dated: May 15, 2025

Lightspeed Venture Partners IX, L.P.

By:

Lightspeed General Partner IX, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner IX, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner IX, L.P.

By:

Lightspeed Ultimate General Partner IX, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner IX, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Venture Partners X, L.P.

By:

Lightspeed General Partner X, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner X, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Affiliates X, L.P.

By:

Lightspeed General Partner X, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner X, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed SPV I, LLC

Lightspeed SPV I-B, LLC

Lightspeed SPV I-C, LLC

By:

LS SPV Management, LLC

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

LS SPV Management, LLC

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed Venture Partners Select II, L.P.

By:

Lightspeed General Partner Select II, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select II, L.P.

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select II, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Management Company, L.L.C.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed General Partner X, L.P.

By:

Lightspeed Ultimate General Partner X, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner X, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Barry Eggers /s/ Barry Eggers Ravi Mhatre /s/ Ravi Mhatre Peter Nieh /s/ Peter Nieh